UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 13, 2007

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                     Switch & Data Facilities Company, Inc.
             (Exact Name of Registrant as Specified in its Charter)

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          Delaware                   001-33302                 59-3641081
(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                    Identification Number)

                   1715 North Westshore Boulevard, Suite 650,
                                 Tampa, FL 33607
                                 (813) 207-7700
                   (Addresses of principal executive offices)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition; and Item 7.01
           Regulation FD Disclosure.

      On August 13, 2007, Switch & Data Facilities Company, Inc. issued a press release announcing its results of operations for the quarter ended June 30, 2007, as well as certain other information. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

      The information furnished herewith pursuant to Items 2.02 and 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.


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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

     The following exhibit is furnished herewith:

Exhibit No.     Description
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99.1            Press Release dated August 13, 2007.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Switch & Data Facilities Company, Inc.


DATE: August 13, 2007                     By:   /s/ George Pollock, Jr.
                                                --------------------------------
                                                George Pollock, Jr.
                                                Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit No.         Description
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99.1                Press Release dated August 13, 2007.